                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 8, 1998



                            Bayou International, Ltd.
               (Exact Name of Registrant as Specified in Charter)



 Delaware                            0-16097               98-007697
 --------                            -------               ---------
(State or Other Jurisdiction        (Commission            (IRS Employer
  of Incorporation                  File Number)            Identification No.)


210 Kings Way, South Melbourne, Victoria Australia                   3205
--------------------------------------------------                   ----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, 613-9234 1100

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 8, 1998, pursuant to a Stock Purchase Agreement dated as of June 5, 1998, as amended (the "Stock Purchase Agreement"), Bayou International Ltd., a Delaware corporation ("Bayou") sold (the "Solmecs Acquisition") all of the issued and outstanding shares (the "Solmecs Shares") of its wholly owned subsidiary Solmecs Corporation NV, a Netherland, Antilles corporation ("Solmecs"), to SCNV Acquisition Corp., a Delaware corporation ("SCNV"). In consideration for the receipt of the Solmecs Shares, SCNV issued to Bayou 499,701 shares of common stock of SCNV (the "SCNV Shares"), representing approximately 24% of the issued and outstanding shares of SCNV (prior to the exercise of outstanding options and warrants).

                  Simultaneously with the closing of the Solmecs Acquisition, SCNV completed an initial public offering of common stock and warrants which resulted in gross proceeds of approximately $5,900,000.

                  In connection with the Solmecs Acquisition, Bayou converted all inter-company indebtedness from Solmecs to Bayou (which aggregated approximately $5,000,000) to a capital contribution to Solmecs.

                  The amount of consideration for the Solmecs Shares was determined by arms length bargaining between Bayou and SCNV.

                  Bayou has been granted certain demand and "piggyback" registration rights with respect to the SCNV Shares. Notwithstanding the foregoing, Bayou has agreed not to sell, grant options for sale of, assign or transfer any of the SCNV Shares, for a period of 24 months from the closing of the Agreement, provided, however, that under certain circumstances Bayou shall have the right to distribute the SCNV Shares pro rata to its stockholders and provided further that the recipients will take such Shares subject to the remaining term of the lock-up. Bayou does not currently have any plans to distribute the SCNV Shares to its stockholders.

                  Bayou intends to pursue other business activities which may be in the fields of energy conversion and conversation (however, such activities will not be in competition with SCNV) and/or other industries including the mineral exploration industry. There is no assurance that Bayou will be able to locate or engage in an alternative business activity or that Bayou will have access to sufficient funds to develop such businesses.

                  In connection with Bayou's future business activities, it is the policy of Bayou's Board of Directors that Bayou will not engage in any activities the scope and nature of which would subject Bayou to the registration and reporting requirements of the Investment Company Act of 1940.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  See Schedule A attached hereto.

         (c)      Exhibits

                  1. Form of Stock Purchase Agreement among Bayou, Solmecs and SCNV.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Bayou International, Ltd.
                                                      (Registrant)


Date:             July 21, 1998                      By: /s/  Peter Lee
                                                        ---------------
                                                        Peter Lee
                                                        Chief Financial Officer

                                                                      Schedule A

                  UNAUDITED PRO FORMA SELECTED FINANCIAL DATA

     The following unaudited pro forma selected financial data is based on the historical consolidated financial statements of Bayou contained in Bayou's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 and the unaudited consolidated financial statements of Bayou contained in Bayou's Quarterly Report on Form 10-Q for the nine month period ended March 31, 1998, giving effect to the disposition of the Solmecs Shares and the acquisition of the SCNV Shares by Bayou pursuant to the Solmecs Acquisition in accordance with the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. These unaudited pro forma selected financial statements may not be indicative of the results that actually would have occurred if the transaction contemplated by the Agreement had been effected on the dates indicated or which may be obtained in the future. These unaudited pro forma selected financial statements should be read in conjunction with the audited consolidated financial statements, related notes and other financial information of Bayou included elsewhere herein or incorporated by reference herein.

                           BAYOU INTERNATIONAL, LTD.

                       UNAUDITED PRO-FORMA BALANCE SHEET
                                 JUNE 30, 1997

                                                 PER             PRO-FORMA ADJUSTMENTS
                                             CONSOLIDATED   --------------------------------   PRO-FORMA
                                              STATEMENTS     #      DR        #         CR      BALANCE
                                             ------------   ---   ------   --------   ------   ---------
ASSETS:
  Current Assets
     Cash..................................    $     53                       1          (52)  $      1
     Accounts Receivable, net..............          63                       1          (63)         0
     Investments...........................           0                                               0
                                               --------           ------              ------   --------
  Total Current Assets.....................         116                                               1
                                               --------           ------              ------   --------
  Other Assets
     Property and Equipment, net...........          51                       1          (51)         0
     Goodwill, net.........................           0                                               0
     Investment in SCNV....................           0     1,5    8,469      4       (5,669)     2,800
                                               --------           ------              ------   --------
  Total Other Assets.......................          51                                           2,800
                                               --------           ------              ------   --------
          Total Assets.....................    $    167            5,669              (5,835)  $  2,801
                                               ========           ======              ======   ========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
     Accounts Payable & Accrued Expenses...    $    406      1      (265)                      $    141
  Total Current Liabilities................         406                                             141
  Long-Term Debt...........................       3,267      1      (268)                         2,999
                                               --------           ------              ------   --------
          Total Liabilities................       3,673                                           3,140
                                               --------           ------              ------   --------
  Stockholders' Equity (Deficit)
     Common Stock..........................       9,388                                           9,388
     Additional Paid-In-Capital............      11,592                                          11,592
     Treasury Stock........................           0      3      (635)                          (635)
     Cumulative Translation
       Adjustments.........................        (435)                      1          435          0
     Retained Deficits.....................     (24,051)    2,4   (6,202)  1,3,pl,5    9,569    (20,684)
                                               --------           ------              ------   --------
  Total Stockholders' Deficit..............      (3,506)                                           (339)
                                               --------           ------              ------   --------
          Total Liabilities & Stockholders'
            Equity.........................    $    167           (8,389)              8,223   $  2,801
                                               ========           ======              ======   ========

                           BAYOU INTERNATIONAL, LTD.

                  UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
                                 JUNE 30, 1997

                                                        PER        PRO-FORMA ADJUSTMENTS
                                                    CONSOLIDATED   ----------------------   PRO-FORMA
                                                     STATEMENTS     #    DR     #    CR      BALANCE
                                                    ------------   ---  ----   ---  -----   ---------
Revenues
  Sales...........................................    $    66            (66)                $     0
  Other Income....................................         11            (11)                      0
                                                      -------           ----        -----    -------
                                                           77                                      0
                                                      -------           ----        -----    -------
Cost and Expenses
  Cost of Sales...................................         63                    1    (63)         0
  Interest Expense................................        259                    1     (3)       256
  Legal, Accounting & Professional................         89                    1    (56)        33
  Depreciation & Amortisation.....................         12                    1    (12)         0
  Amortisation of Goodwill........................        533                    2   (533)         0
  Salaries & Wages................................        393                    1   (393)         0
  Administrative..................................        212                    1   (121)        91
  Research & Development..........................         72                    1    (72)         0
  Travel & Accommodation..........................         34                    1    (34)         0
                                                      -------           ----        -----    -------
                                                        1,667                                    380
                                                      -------           ----        -----    -------
Loss from Operations..............................     (1,590)                                  (380)
                                                      -------           ----        -----    -------
  Unrealised Gain (Loss) on Investments...........          0                                      0
  Gain (Loss) on Disposition of Assets............         (2)                                    (2)
  Foreign Currency Exchange Gain..................        332        1  (346)    1     14          0
  Subsequent Advances forgiven....................          0        1  (673)                   (673)
                                                      -------           ----        -----    -------
                                                          330                                   (675)
                                                      -------           ----        -----    -------
Loss before Income Tax............................     (1,260)                                (1,055)
  Provision for Income Tax........................          0                                      0
                                                      -------           ----        -----    -------
Net Loss..........................................    $(1,260)                               $(1,055)
                                                      =======           ====        =====    =======
Earnings (Loss) per Common Equivalent Share.......    $ (0.03)                               $ (0.02)
                                                      =======           ====        =====    =======
Weighted Number of Common Equivalent Shares
  outstanding.....................................     46,942                                 46,942
                                                      =======           ====        =====    =======

                           BAYOU INTERNATIONAL, LTD.

                        UNAUDITED PRO-FORMA ADJUSTMENTS
                                 JUNE 30, 1997

NOTES

1  Remove Solmecs Assets, Liabilities and Operations

2  Write off balance of Goodwill of $553,000

3  Record Receipt of 50,000 shares of Bayou Stock, Treasury cost of $635,000

4  Forgive Note Receivable from Solmecs totaling $5,669,000

5 Receipt of 499,701 shares of SCNV in consideration for Sale of Solmecs for $2,800,000

                           BAYOU INTERNATIONAL, LTD.

                       UNAUDITED PRO-FORMA BALANCE SHEET
                                 MARCH 31, 1998

                                                PER             PRO-FORMA ADJUSTMENTS
                                            CONSOLIDATED   --------------------------------   PRO-FORMA
                                             STATEMENTS     #     DR        #         CR       BALANCE
                                            ------------   ---  ------   --------   -------   ---------
ASSETS:
  Current Assets
     Cash.................................    $      9                      1            (8)  $      1
     Accounts Receivable, net.............         153                      1          (153)         0
     Investments..........................           0                                               0
                                              --------          ------              -------   --------
  Total Current Assets....................         162                                               1
                                              --------          ------              -------   --------
  Other Assets
     Property and Equipment, net..........         177                      1          (177)         0
     Goodwill, net........................           0                                               0
     Investment in SCNV...................           0     1,4   8,469      3        (5,669)     2,800
                                              --------          ------              -------   --------
  Total Other Assets......................         177                                           2,800
                                              --------          ------              -------   --------
          Total Assets....................    $    339           8,469               (6,007)  $  2,801
                                              ========          ======              =======   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
     Short Term Notes.....................    $    648      1     (648)                       $     --
     Accounts Payable & Accrued
       Expenses...........................         492      1     (333)                            159
                                              --------          ------                        --------
  Total Current Liabilities...............       1,140                                             159
                                              --------          ------                        --------

  Long-Term Debt..........................       3,753      1     (302)                          3,451
                                              --------          ------              -------   --------
          Total Liabilities...............       4,893                                           3,610
                                              --------          ------              -------   --------
  Stockholders' Equity (Deficit)
     Common Stock.........................       9,388                                           9,388
     Additional Paid-In-Capital...........      11,592                                          11,592
     Treasury Stock.......................                  2     (635)                           (635)
     Cumulative Translation Adjustments...      (1,362)                     1         1,362          0
     Retained Deficits....................     (21,172)     3   (5,997)  1,2,pl,4     9,015    (21,154)
                                              --------          ------              -------   --------
  Total Stockholders' Deficit.............      (4,554)                                           (809)
                                              --------          ------              -------   --------
          Total Liabilities &
            Stockholders' Equity..........    $    339          (7,915)              10,377   $  2,801
                                              ========          ======              =======   ========

                           BAYOU INTERNATIONAL, LTD.

                  UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
                                 MARCH 31, 1998

                                                       PER         PRO-FORMA ADJUSTMENTS
                                                   CONSOLIDATED   ------------------------   PRO-FORMA
                                                    STATEMENTS     #     DR      #     CR     BALANCE
                                                   ------------   ---  ------   ---   ----   ---------
Revenues
  Sales..........................................    $     0       1        0                 $     0
  Other Income...................................         48       1      (48)                      0
                                                     -------           ------         ----    -------
                                                          48                                        0
                                                     -------           ------         ----    -------
Cost and Expenses
  Cost of Sales..................................          0                     1       0          0
  Interest Expense...............................        231                     1     (16)       215
  Legal, Accounting & Professional...............         97                     1     (42)        55
  Depreciation & Amortisation....................         10                     1     (10)         0
  Amortisation of Goodwill.......................          0                     1       0          0
  Salaries & Wages...............................          0                     1       0          0
  Administrative.................................        606                     1    (533)        73
  Research & Development.........................         99                     1     (99)         0
  Travel & Accommodation.........................          0                     1       0          0
                                                     -------           ------         ----    -------
                                                       1,043                                      343
                                                     -------           ------         ----    -------
Loss from Operations.............................       (995)                                    (343)
                                                     -------           ------         ----    -------
  Unrealised Gain (Loss) on Investments..........          0                                        0
  Gain (Loss) on Disposition of Assets...........          1       1       (1)                      0
  Foreign Currency Exchange Gain.................        873       1     (873)                      0
  Subsequent Advances forgiven...................          0       1     (127)                   (127)
                                                     -------           ------         ----    -------
                                                         874                                     (127)
                                                     -------           ------         ----    -------
Loss before Income Tax...........................        121                                     (470)
  Provision for Income Tax.......................          0                                        0
                                                     -------           ------         ----    -------
Net Loss.........................................    $  (121)                                 $  (470)
                                                     -------           ------         ----    -------
Earnings (Loss) per Common Equivalent Share......    $ (0.01)                                 $ (0.01)
                                                     =======           ======         ====    =======
Weighted Number of Common Equivalent Shares
  outstanding....................................     46,942                                   46,942
                                                     =======           ======         ====    =======

                           BAYOU INTERNATIONAL, LTD.

                        UNAUDITED PRO-FORMA ADJUSTMENTS
                                 MARCH 31, 1998

NOTES

1  Remove Solmecs Assets, Liabilities and Operations

2  Record Receipt of 50,000 shares of Bayou Stock, Treasury cost of $635,000

3  Forgive Note Receivable from Solmecs totaling $5,669,000

4 Receipt of 499,701 shares of SCNV in consideration for Sale of Solmecs for $2,800,000

                                EXHIBIT INDEX
                                -------------

Exhibit No.                 Description
-----------                 -----------
  1                Form of Stock Purchase Agreement among Bayou,
                   Solmecs and SCNV.